Exhibit A

JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Nuvve Holding Corp., dated as of October 17, 2024, is, and any amendments thereto (including amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

STONEPEAK GP INVESTORS HOLDINGS LP

By:	STONEPEAK GP INVESTORS UPPER HOLDINGS LP,
its general partner

By:	STONEPEAK GP INVESTORS HOLDINGS MANAGER LLC,
its general partner

By:	/s/ Michael Dorrell
	Name:	Michael Dorrell
	Title:	Sole Member

STONEPEAK GP INVESTORS UPPER HOLDINGS LP

By:	STONEPEAK GP INVESTORS HOLDINGS MANAGER LLC,
its general partner

By:	/s/ Michael Dorrell
	Name:	Michael Dorrell
	Title:	Sole Member

STONEPEAK GP INVESTORS HOLDINGS MANAGER LLC

By:	/s/ Michael Dorrell
	Name:	Michael Dorrell
	Title:	Sole Member

A-1

STONEPEAK ROCKET HOLDINGS II LP

By:	STONEPEAK ASSOCIATES IV LLC,
its general partner

By:	STONEPEAK GP INVESTORS IV LLC,
its sole member

By:	STONEPEAK GP INVESTORS HOLDINGS LP,
its managing member

By:	STONEPEAK GP INVESTORS UPPER HOLDINGS LP,
its general partner

By:	STONEPEAK GP INVESTORS HOLDINGS MANAGER LLC,
its general partner

By:	/s/ Michael Dorrell
	Name:	Michael Dorrell
	Title:	Sole Member

STONEPEAK ASSOCIATES IV LLC

By:	STONEPEAK GP INVESTORS IV LLC,
its sole member

By:	STONEPEAK GP INVESTORS HOLDINGS LP,
its managing member

By:	STONEPEAK GP INVESTORS UPPER HOLDINGS LP,
its general partner

By:	STONEPEAK GP INVESTORS HOLDINGS MANAGER LLC,
its general partner

By:	/s/ Michael Dorrell
	Name:	Michael Dorrell
	Title:	Sole Member

STONEPEAK GP INVESTORS IV LLC

By:	STONEPEAK GP INVESTORS HOLDINGS LP,
its managing member

By:	STONEPEAK GP INVESTORS UPPER HOLDINGS LP,
its general partner

By:	STONEPEAK GP INVESTORS HOLDINGS MANAGER LLC,
its general partner

By:	/s/ Michael Dorrell
	Name:	Michael Dorrell
	Title:	Sole Member

/s/ Michael Dorrell
Name:	Michael Dorrell

A-2

EVOLVE TRANSITION INFRASTRUCTURE LP

	By:	EVOLVE TRANSITION INFRASTRUCTURE GP LLC,
its general partner

	By:	SP Holdings, LLC,
its sole member

	By:	/s/ Michael Dorrell
		Name:	Michael Dorrell
		Title:	Authorized Signatory
October 17, 2024

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